UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2024
_______________________
Sysco Corporation
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (281) 584-1390
N/A
(Former name or former address, if changed since last report)
_________________________
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On April 26, 2024, Edward D. Shirley provided notice to Sysco Corporation (the “Company”) of his resignation as a member of the Board of Directors (the “Board”) of the Company, including any Board committees, and from his service as the Chair of the Board for personal health reasons, which resignation was effective as of April 30, 2024.

The Board sincerely appreciates and thanks Mr. Shirley for his significant contributions to the Company through his service as a director, including as a Chair of the Board and as a member of the Board’s Audit and Compensation and Leadership Development Committees.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Appointment of Chair and Lead Independent Director

Coinciding with Mr. Shirley’s resignation, effective as of April 30, 2024, the Board appointed Chief Executive Officer Mr. Kevin P. Hourican as Chair of the Board to succeed Mr. Shirley in that role. The Board believes that appointing Mr. Hourican will further align the Company’s leadership and enhance the Company’s corporate governance and that it is in the best interests of the Company and its stockholders to combine the roles of Chair and Chief Executive Officer with such appointment. As Chief Executive Officer, Mr. Hourican will not receive separate compensation for his service as Board Chair.

In accordance with the Company’s Corporate Governance Guidelines, the Board deemed it necessary to appoint a Lead Independent Director to provide independent leadership and oversight of the Board. The Board appointed Mr. Larry C. Glasscock to serve as Lead Independent Director effective as of April 30, 2024.

Appointment of Governance Committee Chair

With Mr. Glasscock’s appointment to serve as Lead Independent Director, Mr. Glasscock will relinquish his role as Chair of the Corporate Governance and Nominating Committee (the “Governance Committee”), but will continue to serve as a member of the Governance Committee. The Board appointed Mr. John M. Hinshaw to serve as Chair of the Governance Committee effective as of April 30, 2024.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

    (a) Financial Statements of Businesses Acquired.
        Not applicable.

    (b) Pro Forma Financial Information.
        Not applicable.

    (c) Shell Company Transactions.
        Not applicable.

    (d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 30, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: April 30, 2024	By:	/s/ Eve M. McFadden
Eve M. McFadden
Senior Vice President, Legal, General Counsel and Corporate Secretary